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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 11, 2004


                                Youbet.com, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         0-26015                     95-4627253
---------------                  --------------              -----------------
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)



          5901 De Soto Avenue, Woodland
                Hills, California                                   91367
         --------------------------------                        ------------
     (Address of principal executive offices)                     (Zip Code)


                                 (818) 668-2100
                             -----------------------
              (Registrant's telephone number, including area code)

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ITEM 5.           OTHER EVENTS

On May 11, 2004, Youbet.com, Inc. issued a press release related to two executive appointments involving key operating and financial functions of the company.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Exhibits:

                           99.1     Press Release issued May 11, 2004




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          YOUBET.COM, INC.





Date:  May 17, 2004                 By:   /S/ CHARLES CHAMPION
                                        -------------------------------------
                                          Charles Champion
                                          President and Chief Executive Officer